--------------------------------------------------------------------------------
MULTI-SECTOR FIXED INCOME
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Alliance Global Strategic
Income Trust

Annual Report
October 31, 2001

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
December 21, 2001

Dear Shareholder:

This report contains the performance, market review and outlook of Alliance Global Strategic Income Trust (the "Fund") for the annual reporting period ended October 31, 2001.

Investment Objectives and Policies

This open-end fund seeks primarily a high level of current income and secondarily capital appreciation. The Fund invests primarily in a portfolio of fixed-income securities of U.S. and non-U.S. companies and U.S. government and foreign government securities and supranational entities, including lower-rated securities. The Fund will maintain at least 65% of its total assets in investment grade securities and may maintain not more than 35% of its total assets in lower-rated securities.

Investment Results

The following table provides the Fund's performance over the six- and 12-month periods ended October 31, 2001. For comparison, we have included the Lehman Brothers (LB) Aggregate Bond Index, a standard measure of the performance of a basket of unmanaged debt securities, and the Lipper Multi-Sector Income Funds Average (the "Average"), which reflects the average performance of a group of funds with similar investment objectives to the Fund. We have also included the LB Global Aggregate Bond Index, a standard measure of the international investment-grade bond market. Going forward, in addition to the Average, we plan to use the LB Global Aggregate Bond Index as the Fund's benchmark as opposed to the LB Aggregate Bond Index to reflect the array of investment choices available to this Fund. We believe the LB Global Aggregate Bond Index is a more accurate measure of the way we manage the Fund.

INVESTMENT RESULTS*
Periods Ended October 31, 2001

                                                             -------------------
                                                                Total Returns
                                                             -------------------
                                                             6 Months  12 Months
--------------------------------------------------------------------------------

Alliance Global Strategic Income Trust
  Class A                                                      -2.16%     -1.50%
--------------------------------------------------------------------------------
  Class B                                                      -2.53%     -2.24%
--------------------------------------------------------------------------------
  Class C                                                      -2.53%     -2.13%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                            7.85%     14.56%
--------------------------------------------------------------------------------
Lehman Brothers Global Aggregate Bond Index                     6.60%      9.83%
--------------------------------------------------------------------------------
Lipper Multi-Sector Income Funds Average                        1.81%      4.50%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of October 31, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any


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                                      ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. It is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year. The unmanaged LB Global Aggregate Bond Index provides a broad-based measure of the international investment-grade bond market. The index combines the U.S. Aggregate Index with dollar-denominated versions of the Pan-European Index and the Japanese, Canadian, Australian and New Zealand components of the Global Treasury Index. The unmanaged Lipper Multi-Sector Income Funds Average reflects the performance of 127 and 122 funds for the six- and 12-month periods ended October 31, 2001, respectively. The Average has generally similar investment objectives to the Fund, although the investment policies for its various funds may vary. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance Global Strategic Income Trust.

      Additional investment results appear on pages 7-11.

During the six- and 12-month periods ended October 31, 2001, the Fund underperformed both LB Indices as well as the Average. There were three main factors that contributed to the Fund's underperformance. First, the Fund's high yield exposure was heavily weighted to non-U.S. high yield securities--predominantly European high yield securities. The European high yield market is heavily weighted in the telecommunications and cable industry sectors, which significantly underperformed other less volatile sectors. The Fund's portfolio was aggressively structured in this sector based on a forecast of the European economy that proved too optimistic.

The second factor that negatively impacted the Fund's performance was security selection within the high yield sector. In the cable arena, the Fund's positions in NTL Communications Corp. and United Pan Europe Communications both detracted from the Fund's performance. As the equity markets fell, these companies were unable to access the capital markets for desperately needed cash in order to finance their business plans. Additionally, within the telecommunications sector, the Fund's exposure to Versatel Telecom, BV impaired performance as the company fell victim to an unfunded business plan and overcapacity in Europe's wireline industry.

Finally, in the investment grade corporate sector, the Fund's portfolio was hurt by its holdings in AT&T Canada and Marconi Corp. Plc. Marconi Corp. Plc. was originally purchased as an investment grade security and was subsequently downgraded to below investment grade. This security was hit particularly hard during the volatile third quarter.

Market Overview

During the 12-month period ended October 31, 2001, the global bond market posted a return of 9.83% as mea-


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2 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

sured by the LB Global Aggregate Bond Index. Although the index's return for the period was positive, the events of September 11 have further weakened the global economy. In order to combat the loss in business and consumer confidence, global central banks engaged in a concerted round of monetary easing, led by the U.S. Federal Reserve (Fed) and the European Central Bank (ECB) beginning on September 17.

U.S. consumer and investor confidence, key components for an economic recovery, were severely impacted during this period. Restrained capital spending, inventory reductions, shrinking investment and weaker export performance significantly slowed the economy. The Fed lowered interest rates 475 basis points from 6.50% to 1.75% year-to-date, the lowest level since 1962. In addition, the U.S. Congress passed a stimulative tax package. In all, for the third quarter, gross domestic product (GDP) growth contracted by 1.1%.

The U.S. bond market, as measured by the LB U.S. Aggregate Bond Index, returned 14.56% during the 12-month period ended October 31, 2001. Among the traditional sectors, collateralized mortgage-backed securities posted the strongest return at 17.32%. Other sectors posting positive returns were investment grade credit at 15.80%, followed by agency securities at 15.46%, asset-backed securities at 15.16%, government securities at 14.95%, and mortgage-backed securities at 13.08%. Recent events have lessened investors' risk appetite, lifting returns on government bonds in the process. Within the U.S. investment-grade corporate bond sector, higher quality corporate securities outperformed lower quality securities with triple-A rated securities providing the best returns at 16.08%, and triple-B rated securities returning the lowest returns at 15.10%. This preference for higher rated securities reflected investors' preference for safer and more liquid securities.

The U.S. high yield market, as represented by the Credit Suisse First Boston High Yield Index, returned 0.37% for the 12-month period. Weakness in the equity markets and the troubled telecommunications sector dampened overall returns through the year. Investors reacted to the events of September 11 by selling high yield securities. The default rate within the index--running at approximately 8% annualized for the first half of 2001, and likely to approach 10% for the year--is quite high, reflecting the low financial flexibility of highly leveraged companies.

Non-cyclical sectors outperformed cyclicals. The best performing industries for the period under review included finance, retail--food & drug, tobacco, food, health care, pharmaceuticals, housing, services and utilities. The telecommunications and wireless communications sectors, as well as the consumer durable sector, underperformed the broader market. Inflows into high yield improved in 2001, and high yield issuance rebounded from a five-year low of $41.6 billion in 2000 to $60 billion during the first half of 2001. Double-B rated securities outperformed single-B rated securities as investors sought higher quality issuers.


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                                      ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

The European high yield market returned -16.25% in U.S. dollar hedged terms, reflecting its heavy weighting in the battered cable and telecommunications sectors. In addition, fears of rising default, particularly in the heavily weighted media and telecommunications industries, equity market volatility, and a weak global economy negatively affected performance in this sector. The European high yield market fell by more than 11% in September, weakened by high default rates during the summer.

In Europe, domestic confidence and export prospects have been reduced as a result of weak conditions in the United States. While the euro government bond markets rallied, the European corporate bond market fell due to fears of a global recession. The ECB has lagged the Fed, easing only 150 basis points as compared to the Fed's 475 basis-point adjustment year-to-date.

The European investment grade corporate bond sector offered attractive investment opportunities for the first half of 2001 as macro factors were supportive (i.e., increase of global liquidity through interest rate cuts). However, in July, the sector underperformed due to volatility in the equity markets. Cyclical issuers were severely impacted by mounting evidence of a sharp slowdown in the global economy and its impact on potential growth.

In Japan, poor global growth prospects further reduced the government's ability to deal with a 10-year economic slump. Japan's unemployment rate increased in September to 5.3%. Other data for September showed a sharp drop in industrial production, import growth and consumer confidence.

The emerging-market sector, as measured by the J.P. Morgan Emerging Market Bond Index Plus, returned 3.50% during the six-month period. Although other emerging-market regions posted positive returns, Argentina and Brazil significantly dampened the overall composite return since together they represent a 40% weight within the index. The reporting period saw a wide divergence between Latin and non-Latin countries, which returned -4.65% and 25.47%, respectively.

The slowdown of the U.S. economy negatively impacted the Mexican economy despite the Mexican bond market's positive return of 16.79% for the 12-month period. Mexican industries such as tourism and exports have declined as a result of the drop in travel and tightness in border security. In addition, the decline in global oil prices has negatively impacted the Mexican fiscal situation.

Argentina returned -31.65% for the 12-month period, the poorest individual country return within the J.P. Morgan index. Slow global growth and a rigid currency board, which rule out both flexibility and independent monetary policy, have kept Argentina in a recessionary state for the fourth consecutive year, which has now ended in a default. Weakness in neighboring Brazil also dampened overall returns in the emerging markets, resulting in the second-worst individual country return at -0.66%.


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4 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

In Eastern Europe, positive growth and an improving outlook benefited Russia, as the country outperformed the J.P. Morgan index for the 12-month period, returning 36.26%.

Outlook

The events of September 11 have triggered a change in the risk profile of the U.S. economy. We believe the unemployment rate will climb over the next several months, weakening consumer confidence further. The U.S. Congress adjourned for the year on December 20 without passing the anticipated package of economic recovery measures. Given the demise of the stimulus package, we still anticipate economic recovery to be delayed until the spring of 2002. However, the recovery will be less robust than originally anticipated had the stimulus package been approved.

In the U.S. high yield sector, we continue to emphasize issuer liquidity and competitive profiles that can withstand recession. The prospect of a U.S. economic recovery in 2002 will likely bring elevated high yield returns, even though weakness in the stock market will pose strong competition for investors with higher risk tolerance.

The outlook is weaker in Europe as domestic confidence and export prospects have been reduced as a result of weakened economic conditions in the United States. Europe will likely show mildly negative growth in the second half of 2001 and a sub-par recovery in 2002. We forecast growth for 2001 and 2002 to be 1.5% and 1.6%, respectively. Receding inflation should pave the way for the ECB to lower interest rates by another 75 basis points to 2.50% within the next six months to help further the economic recovery process. We believe that the liquidity currently being provided by the ECB will feed through the broader economy and benefit both investment grade and high yield corporate bonds.

In Japan, we forecast growth to be -1.1% and -0.5% in 2001 and 2002, respectively, due to global weakness. Although the Fed and the ECB infused the markets with liquidity, the Bank of Japan (BOJ) has promised a more generous liquidity stance for the long-term.

The slowing global economy and increased risk aversion will present challenges to the emerging market sector. We believe, however, that near-term deterioration in economic conditions will in time be supplanted by the effects of a fiscal stimulus and extremely accommodative monetary policy. While the September 11 attacks in the U.S. will have a negative effect on global growth and the emerging markets, the strengthening of relations between the U.S. and its allies may have a positive effect. The attacks have also increased the likelihood of continued support from G-7 countries for emerging economies. We are also encouraged by recent signs that the emerging market class has shown signs of detaching itself from the problems in Argentina, as their effects in other markets have so far been muted.

In the near term, we will continue to lessen our exposure to U.S. Treasury securities, decreasing our interest rate exposure as the economy recovers and the U.S. Treasury halts its buy-back op-


--------------------------------------------------------------------------------
                                      ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 5

----------------------
LETTER TO SHAREHOLDERS
----------------------

erations. We will maintain our exposure to the U.S. investment grade and high yield corporate bond sectors. In Europe, we will increase our exposure to European government bonds given our expectation for weaker relative growth in Europe. In the European corporate bond sector, we will increase our exposure to investment grade corporate bonds while decreasing our exposure to high yield. In the emerging markets, we will maintain our positions in Mexico and Russia after liquidating the Fund's holdings in Argentina.

Thank you for your continued interest in Alliance Global Strategic Income Trust. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Douglas Peebles

Douglas Peebles
Vice President

[PHOTO]     John D. Carifa

[PHOTO]     Douglas Peebles

Douglas Peebles, Portfolio Manager, has over 14 years of investment experience.


--------------------------------------------------------------------------------
6 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE GLOBAL STRATEGIC INCOME TRUST
GROWTH OF A $10,000 INVESTMENT
1/31/96* to 10/31/01

[The following table was depicted as a mountain chart in the printed material.]

                Alliance Global      LB Global      Lipper Multi      Lehman
                   Strategic         Aggregate         Sector        Brothers
                 Income Trust       Bond Index       Income Avg.     Aggregate
-------------------------------------------------------------------------------
  1/31/96            9578             10000            10000           10000
  10/31/96          10709             10375            10608           10216
  10/31/97          12512             11084            11631           11125
  10/31/98          12636             12026            11634           12163
  10/31/99          13541             12266            12083           12228
  10/31/00          14369             13035            12216           13121
  10/31/01          14154             14607            12760           15031


Lehman Brothers Aggregate Bond Index: $15,031

Lehman Brothers Global Aggregate Bond Index: $14,607

Alliance Global Strategic Income Trust Class A: $14,154

Lipper Multi-Sector Income Funds Average: $12,760

This chart illustrates the total value of an assumed $10,000 investment in Alliance Global Strategic Income Trust Class A shares (from 1/31/96 to 10/31/01) as compared to the performance of appropriate broad-based indices and the Lipper Multi-Sector Income Funds Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. It is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year.

The unmanaged LB Global Aggregate Bond Index provides a broad-based measure of the international investment-grade bond market. The index combines the U.S. Aggregate Index with dollar-denominated versions of the Pan-European Index and the Japanese, Canadian, Australian and New Zealand components of the Global Treasury Index.

The unmanaged Lipper Multi-Sector Income Funds Average (the "Average") reflects performance of 59 funds (based on the number of funds in the Average from 1/31/96 to 10/31/01). The Average has generally similar investment objectives to the Fund, although the investment policies for the various funds may differ.

When comparing Alliance Global Strategic Income Trust to the indices and average shown above, you should note that no charges or expenses are reflected in the performance of the indices. Lipper results include fees and expenses. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance Global Strategic Income Trust.

*     Closest month-end after Fund's Class A share inception date of 1/9/96.


--------------------------------------------------------------------------------
                                      ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 7

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE GLOBAL STRATEGIC INCOME TRUST
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31

                               [BAR CHART OMITTED]

       Alliance Global Strategic Income Trust--Yearly Periods Ended 10/31
--------------------------------------------------------------------------------
                        Alliance           Lehman              Lehman
                        Global            Brothers            Brothers
                       Strategic       Aggregate Bond     Global Aggregate
                     Income Trust           Index            Bond Index
--------------------------------------------------------------------------------
      10/31/96*         17.31%              2.84%               3.75%
      10/31/97          16.83%              8.89%               6.83%
      10/31/98           1.00%              9.34%               8.50%
      10/31/99           7.17%              0.53%               2.00%
      10/31/00           6.12%              7.30%               6.27%
      10/31/01          -1.50%             14.56%               9.83%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. It is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year. The unmanaged LB Global Aggregate Bond Index provides a broad-based measure of the international investment-grade bond market. The index combines the U.S. Aggregate Index with dollar-denominated versions of the Pan-European Index and the Japanese, Canadian, Australian and New Zealand components of the Global Treasury Index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Global Strategic Income Trust.

* The Fund's return for the period ended 10/31/96 is from the Fund's inception date of 1/9/96 through 10/31/96. The benchmarks' returns for the period ended 10/31/96 are from 12/31/95 through 10/31/96.


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8 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY

INCEPTION DATES         PORTFOLIO STATISTICS

Class A Shares          Net Assets ($mil): $249
1/9/96
Class B Shares
3/21/96
Class C Shares
3/21/96

SECURITY TYPE BREAKDOWN

Security Type

  26.9% Sovereign
  10.3% Treasury
   1.7% Federal Agency
   0.7% Preferred Stock                         [PIE CHART]

Corporate

   8.4% Financial
   5.6% Banking
   5.3% Communications
   5.3% Utilities-Electric & Gas
   4.8% Cable
   3.0% Communications-Mobile
   2.5% Energy
   2.5% Petroleum Products
   2.3% Food/Beverage
   1.8% Technology
   1.7% Chemicals
   1.2% Hotel/Lodging
   0.9% Financial Service
   0.9% Health Care
   0.9% Paper/Packaging
   0.7% Communications-Fixed
   0.7% Retail
   0.5% Industrial
   0.5% Utilities-Telephone
   0.4% Broadcasting/Media

  10.5% Short-Term

All data as of October 31, 2001. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                      ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 9

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY

HOLDINGS TYPE BREAKDOWN

  88.8% Fixed Income
   0.7% Equity                                  [PIE CHART]

  10.5% Short-Term

UNDERLYING CURRENCY BREAKDOWN

  60.7% U.S. Dollars
  18.4% Euro
   3.2% Japanese Yen                            [PIE CHART]
   2.4% South African Rand
   2.0% Mexican Peso
   1.0% British Pound
   1.0% German Mark
   0.8% Australian Dollar

  10.5% Short-Term

All data as of October 31, 2001. The Fund's holdings type and underlying currency breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
10 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2001

Class A Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
               1 Year              -1.50%                    -5.66%
              5 Years               5.74%                     4.82%
      Since Inception*              7.83%                     7.03%
            SEC Yield**             7.45%

Class B Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
               1 Year              -2.24%                    -5.78%
              5 Years               5.01%                     5.01%
      Since Inception*              7.03%                     7.03%
            SEC Yield**             7.09%

Class C Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
               1 Year              -2.13%                    -3.02%
              5 Years               5.03%                     5.03%
      Since Inception*              7.05%                     7.05%
            SEC Yield**             7.08%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30, 2001)

                            Class A           Class B          Class C
                            Shares            Shares           Shares
--------------------------------------------------------------------------------
               1 Year       -9.90%           -9.90%            -7.34%
              5 Years        4.53%            4.74%             4.73%
      Since Inception*       6.49%            6.52%             6.54%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total returns for Advisor Class shares will vary due to different expenses associated with this class.

The Fund invests a significant amount of its assets in foreign securities and emerging markets which could result in substantial volatility due to political and economic uncertainty. The Fund can invest a portion of its assets in the securities of a single issuer, a single region, a single foreign country and 35% of its assets in lower-rated securities which may present greater risk. In an effort to increase yield, the Fund can use leverage which may increase fluctuation caused by changes in interest rates or bond credit quality ratings.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date: 1/9/96, Class A; 3/21/96, Classes B and Class C.

** SEC yields are based on SEC guidelines and are calculated on 30 days ended October 31, 2001.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
October 31, 2001

                                                      Shares or
                                                      Principal
                                                         Amount
                                                          (000)     U.S. $ Value
--------------------------------------------------------------------------------

Australia-0.8%
Government Obligation-0.8%
Government of Australia
   10.00%, 10/15/07(a)
   (cost $1,930,848) ..................      AUD          3,035     $  1,938,800
                                                                    ------------

Brazil-1.1%
Government Obligation-1.1%
Republic of Brazil
   8.88%, 4/15/24(a)
   (cost $2,801,826) ..................      US$          5,000        2,862,500
                                                                    ------------

Canada-1.5%
Corporate Debt Obligations-1.5%
AT&T Canada, Inc.
   7.65%, 9/15/06(a) ..................                   5,000        3,262,880
Microcell Telecommunications, Inc.
   Series B
   14.00%, 6/01/06(a)(b) ..............                   1,000          465,000
                                                                    ------------

Total Canadian Securities
   (cost $5,364,202) ..................                                3,727,880
                                                                    ------------

Cayman Islands-0.5%
Preferred Stock-0.5%
Centaur Funding Corp.
   9.08%, 4/21/20(c)
   (cost $1,031,861) ..................                   1,000        1,138,367
                                                                    ------------

Ecuador-0.6%
Government Obligation-0.6%
Republic of Ecuador
   5.00%, 8/15/30(c)
   (cost $1,482,765) ..................                   3,500        1,417,500
                                                                    ------------

Finland-0.9%
Corporate Debt Obligation-0.9%
Sonera Group Plc.
   4.63%, 4/16/09(a)
   (cost $2,252,325) ..................      EUR          3,073        2,321,445
                                                                    ------------

France-2.7%
Government Obligation-2.7%
Government of France
   8.50%, 10/25/08(a)
   (cost $6,735,138) ..................                   6,000        6,777,016
                                                                    ------------


--------------------------------------------------------------------------------
12 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                      Principal
                                                         Amount
                                                          (000)     U.S. $ Value
--------------------------------------------------------------------------------

Germany-10.7%
Corporate Debt Obligation-0.5%
Messer Griesheim Holding AG
   10.38%, 6/01/11(c) .................      EUR          1,500     $  1,322,412
                                                                    ------------

Government Obligations-10.2%
Bundesobligation Series 137
   5.00%, 2/17/06(a) ..................                   5,000        4,726,503
Republic of Germany
   5.00%, 7/04/11(a) ..................                  16,930       15,939,926
   6.25%, 1/04/30(a) ..................                   4,400        4,668,158
                                                                    ------------
                                                                      25,334,587
                                                                    ------------
Total German Securities
   (cost $25,980,897) .................                               26,656,999
                                                                    ------------

Greece-0.6%
Government Obligation-0.6%
Hellenic Republic
   8.90%, 4/01/03(a)
   (cost $2,025,183) ..................                   1,614        1,563,899
                                                                    ------------

Hungary-0.9%
Corporate Debt Obligation-0.9%
Euronet Services, Inc.
   12.38%, 7/01/06(a)(b)(d)
   (cost $2,308,254) ..................      DEM          8,000        2,281,392
                                                                    ------------

Italy-1.9%
Government Obligation-1.9%
Government of Italy
   4.75%, 3/15/06(a)
   (cost $4,432,943) ..................      EUR          5,000        4,660,855
                                                                    ------------

Japan-3.2%
Corporate Debt Obligation-3.2%
GE Financial Assurance
   1.60%, 6/20/11(a)
   (cost $8,118,116) ..................      JPY      1,000,000        7,907,386
                                                                    ------------

Mexico-6.3%
Corporate Debt Obligation-1.4%
Innova S. de R.L.
   12.88%, 4/01/07(a) .................      US$          4,000        3,410,000
                                                                    ------------


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                      Shares or
                                                      Principal
                                                         Amount
                                                          (000)     U.S. $ Value
--------------------------------------------------------------------------------

Government Obligations-4.9%
Mexican Bonos
   14.00%, 1/22/04(a) .................      MXN         20,810     $  2,327,422
Mexican Cetes
   12.95%, 5/16/02(a)(e) ..............                  25,890        2,637,628
United Mexican States
   11.38%, 9/15/16(a) .................      US$          6,000        7,230,000
                                                                    ------------
                                                                      12,195,050
                                                                    ------------
Total Mexican Securities
   (cost $15,774,553) .................                               15,605,050
                                                                    ------------

Netherlands-0.3%
Common Stock-0.0%
Versatel Telecom International NV(a)(f)                  32,931           33,180
                                                                    ------------

Corporate Debt Obligations-0.2%
Netia Holdings II, BV Series B
   13.13%, 6/15/09(d) .................                   3,000          435,000
United Pan Europe Communications
   10.88%, 8/01/09(a) .................      EUR            500           60,723
                                                                    ------------
                                                                         495,723
                                                                    ------------
Preferred Stock-0.1%
United Pan Europe Communications
   convertible preferred (f)(g) .......                  30,000          150,000
                                                                    ------------

Total Dutch Securities
   (cost $6,187,317) ..................                                  678,903
                                                                    ------------

Norway-0.0%
Warrants-0.0%
Enitel ASA,
   expiring 4/03/05(c)(f)
   (cost $0) ..........................                     500                4
                                                                    ------------

Russia-3.6%
Government Obligations-3.6%
Russian Federation
   5.00%, 3/31/30(c) ..................      US$          7,900        3,800,295
Russian Ministry of Finance
   3.00%, 5/14/06(a) ..................                   8,500        5,311,650
                                                                    ------------

Total Russian Securities
   (cost $8,197,775) ..................                                9,111,945
                                                                    ------------


--------------------------------------------------------------------------------
14 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                      Shares or
                                                      Principal
                                                         Amount
                                                          (000)     U.S. $ Value
--------------------------------------------------------------------------------

South Africa-2.4%
Corporate Debt Obligations-2.4%
Development Bank of South Africa
   Zero coupon, 12/31/27(a) ...........      ZAR         50,000     $    384,122
European Bank for Reconstruction
   & Development
   Zero coupon, 12/31/29(a) ...........                  50,000          400,017
International Bank for
   Reconstruction & Development
   Zero Coupon, 12/31/25(a) ...........                 350,000        3,686,514
   Zero Coupon, 2/17/26(a) ............                  50,000          522,406
   Zero Coupon, 12/29/28(c) ...........                 250,000          936,755
                                                                    ------------

Total South African Securities
   (cost $10,545,163) .................                                5,929,814
                                                                    ------------

South Korea-0.7%
Corporate Debt Obligation-0.7%
Hanvit Bank
   12.75%, 3/01/10(c)
   (cost $1,801,344) ..................      US$          1,725        1,845,750
                                                                    ------------

United Kingdom-4.2%
Corporate Debt Obligations-4.0%
Avecia Group Plc.
   11.00%, 7/01/09(a) .................                   2,621        2,503,055
HMV Media Group Plc. Series B
   10.25%, 5/15/08(a) .................                     500          360,000
   10.88%, 5/15/08(a) .................      GBP          1,250        1,380,303
Marconi Corp. Plc.
   8.38%, 9/15/30(a) ..................      US$          6,000        2,157,870
Royal Bank of Scotland Group Plc.
   7.65%, 8/31/49(a) ..................                   3,460        3,652,421
                                                                    ------------
                                                                      10,053,649
                                                                    ------------
Preferred Stock-0.2%
Abbey National Bank Plc.
   7.76%(a) ...........................      GBP        200,000          352,340
                                                                    ------------

Total United Kingdom Securities
   (cost $13,355,479) .................                               10,405,989
                                                                    ------------

United States-45.0%
Corporate Debt Obligations-33.3%
@Entertainment, Inc., Series B
   14.50%, 2/01/09(a)(b) ..............      US$          6,120          948,600
AT&T Wireless Services, Inc.
   8.75%, 3/01/31(c) ..................                   3,500        3,986,419
Calpine Corp.
   8.50%, 2/15/11(a) ..................                   3,800        3,800,000


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 15

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                      Principal
                                                         Amount
                                                          (000)     U.S. $ Value
--------------------------------------------------------------------------------

Charter Communication Holdings
   11.75%, 5/15/11(b)(c) ..............      US$          4,990     $  3,031,425
Devon Energy
   7.88%, 9/30/31(c) ..................                   6,000        6,071,646
DPL, Inc.
   8.13%, 9/01/31(c) ..................                   5,000        4,939,935
EchoStar DBS Corp.
   9.38%, 2/01/09(a) ..................                   3,050        3,126,250
Enron Corp.
   8.00%, 8/15/05(c)(h) ...............                   1,500        1,056,559
Finova Group, Inc.
   7.50%, 11/15/09(a) .................                   5,000        1,875,000
Fuji JGB Investment LLC
   9.87%, 12/31/49(c) .................                   2,400        2,228,400
General Motors Acceptance Corp.
   6.88%, 9/15/11(a) ..................                   4,200        4,139,121
Hewlett-Packard Co.
   7.15%, 6/15/05(a) ..................                   4,000        4,306,068
IASIS Healthcare Corp.
   13.00%, 10/15/09(a) ................                   2,000        2,150,000
Iridium LLC Capital Corp., Series B
   14.00%, 7/15/05(h) .................                   2,000          105,000
iStar Financial, Inc.
   8.75%, 8/15/08(a) ..................                   3,000        3,011,700
Lin Holdings Corp.
   10.00%, 3/01/08(b) .................                     100           68,000
Lucent Technologies
   6.45%, 3/15/29(a) ..................                   2,000        1,260,000
Lyondell Chemical Co.
   10.88%, 5/01/09(a) .................                   1,995        1,690,763
Manitowoc Co., Inc.
   10.38%, 5/15/11(c) .................      EUR          1,500        1,295,424
Mission Energy Holding Co.
   13.50%, 7/15/08(c) .................      US$          2,000        2,240,000
Morgan Stanley Tracers
   7.19%, 9/15/11(c)(i) ...............                   6,020        6,599,606
Nextel Communications
   9.38%, 11/15/09(a) .................                   3,000        2,115,000
Nextel International, Inc.
   12.75%, 8/01/10(a) .................                   2,700          297,000
NTL Communications Corp., Series B
   9.75%, 4/15/09(a)(b) ...............      GBP          1,500          697,416
   11.50%, 11/15/09(a)(b) .............      EUR          5,300        1,522,494
Progress Energy, Inc.
   7.75%, 3/01/31(a) ..................      US$          2,600        2,899,712
PSEG Energy Holdings, Inc.
   8.50%, 6/15/11(c) ..................                   4,000        4,131,704
Ralston Purina Co.
   8.63%, 2/15/22(a) ..................                   3,500        4,272,853
Riverwood International Corp.
   10.63%, 8/01/07(a) .................                   2,000        2,090,000


--------------------------------------------------------------------------------
16 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                      Shares or
                                                      Principal
                                                         Amount
                                                          (000)     U.S. $ Value
--------------------------------------------------------------------------------

Time Warner Telecom, Inc.
   10.13%, 2/01/11(a) .................      US$          2,205     $  1,686,825
Viatel, Inc. Series B
   11.50%, 3/15/09(h) .................      EUR          2,000           17,992
WorldCom, Inc.
   7.50%, 5/15/11(a) ..................      US$          3,000        3,097,257
   8.25%, 5/15/31(a) ..................                   2,000        2,053,652
                                                                    ------------
                                                                      82,811,821
                                                                    ------------
Government Agency
   Obligation-1.6%
FNMA 30 Year TBA
   6.50%, 2/01/29 .....................                   4,000        4,112,520
                                                                    ------------

U.S. Government
   Obligations-10.1%
U.S. Treasury Bonds
   10.38%, 11/15/12(a) ................                   6,000        8,038,140
   13.25%, 5/15/14(a) .................                   4,120        6,520,559
U.S. Treasury Notes (TIPS)
   3.88%, 1/15/09(a) ..................                   9,930       10,535,409
                                                                    ------------
                                                                      25,094,108
                                                                    ------------
Common Stock-0.0%
OpTel, Inc.(c)(f) .....................                     500                5
                                                                    ------------

Total United States Securities
   (cost $120,510,623) ................                              112,018,454
                                                                    ------------

SHORT-TERM INVESTMENT-10.4%
Time Deposit-10.4%
Royal Bank of Canada
   2.56%, 11/01/01
   (cost $25,800,000) .................                 $25,800       25,800,000
                                                                    ------------

Total Investments-98.3%
   (cost $266,636,612) ................                              244,649,948
Other assets less liabilities-1.7% ....                                4,349,540
                                                                    ------------

Net Assets-100% .......................                             $248,999,488
                                                                    ============


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 17

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

(a) Securities, or a portion thereof, with an aggregate market value of $167,919,230 have been segregated to collateralize forward exchange currency contracts.

(b) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(c) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2001, these securities amounted to $46,042,201 or 18.5% of net assets.

(d)   Will be converted to Euro based upon a predetermined schedule.

(e)   Annualized yield to maturity at purchase date.

(f)   Non-income producing security.

(g)   Restricted and illiquid security, valued at fair value (See Notes A & G).

(h)   Security is in default and is non-income producing.

(i) Coupon and valuation of security are derived from an underlying portfolio of 35 securities.

Glossary of Terms:

FNMA - Federal National Mortgage Association

TBA  - To Be Announced

TIPS - Treasury Inflation Protected Security

See notes to financial statements.


--------------------------------------------------------------------------------
18 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
October 31, 2001

Assets
Investments in securities, at value (cost $266,636,612) ......    $ 244,649,948
Foreign currency, at value (cost $150) .......................              150
Receivable for investment securities sold and
   foreign currency contracts ................................       11,630,723
Interest receivable ..........................................        4,426,939
Receivable for capital stock sold ............................        1,201,362
                                                                  -------------
Total assets .................................................      261,909,122
                                                                  -------------
Liabilities
Due to custodian .............................................           37,931
Payable for investment securities purchased and
   foreign currency contracts ................................       10,454,757
Payable for capital stock redeemed ...........................          932,858
Dividend payable .............................................          680,525
Unrealized depreciation of forward exchange
   currency contracts ........................................          225,682
Distribution fee payable .....................................          174,222
Advisory fee payable .........................................          161,284
Accrued expenses and other liabilities .......................          242,375
                                                                  -------------
Total liabilities ............................................       12,909,634
                                                                  -------------
Net Assets ...................................................    $ 248,999,488
                                                                  =============
Composition of Net Assets
Capital stock, at par ........................................    $      29,554
Additional paid-in capital ...................................      296,488,765
Distributions in excess of net investment income .............         (454,842)
Accumulated net realized loss on investment,
   written option and foreign currency
   transactions ..............................................      (24,860,307)
Net unrealized depreciation of investments and
   foreign currency denominated assets
   and liabilities ...........................................      (22,203,682)
                                                                  -------------
                                                                  $ 248,999,488
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($57,667,197 / 6,842,902 shares of
   capital stock issued and outstanding) .....................            $8.43
Sales charge--4.25% of public offering price .................              .37
                                                                          -----
Maximum offering price .......................................            $8.80
                                                                          =====
Class B Shares
Net asset value and offering price per share
   ($156,947,739 / 18,630,422 shares of
capital stock issued and outstanding) ........................            $8.42
                                                                          =====
Class C Shares
Net asset value and offering price per share
   ($33,034,506 / 3,920,193 shares of
   capital stock issued and outstanding) .....................            $8.43
                                                                          =====
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($1,350,046 / 160,167 shares of
   capital stock issued and outstanding) .....................            $8.43
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 19

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended October 31, 2001

Investment Income
Interest (net of foreign taxes
   withheld of $14,528) ......................    $ 23,894,044
Dividends (net of foreign taxes
   withheld of $3,778) .......................         249,896     $ 24,143,940
                                                  ------------
Expenses
Advisory fee .................................       1,806,438
Distribution fee - Class A ...................         176,734
Distribution fee - Class B ...................       1,462,893
Distribution fee - Class C ...................         340,810
Custodian ....................................         311,823
Transfer agency ..............................         228,059
Administration ...............................         141,000
Registration .................................          92,949
Printing .....................................          83,593
Audit and legal ..............................          73,348
Directors' fees ..............................          19,049
Amortization of organization expenses ........           6,971
Miscellaneous ................................          12,306
                                                  ------------
Total expenses ...............................                        4,755,973
                                                                   ------------
Net investment income ........................                       19,387,967
                                                                   ------------
Realized and Unrealized Loss
on Investments and Foreign Currency
Transactions
Net realized loss on investment
   and written option transactions ...........                      (20,313,663)
Net realized loss on foreign currency
   transactions ..............................                       (3,655,603)
Net change in unrealized
   appreciation/depreciation of:
   Investments ...............................                       (1,857,224)
   Foreign currency denominated assets
     and liabilities .........................                         (770,636)
                                                                   ------------
Net loss on investment and foreign
   currency transactions .....................                      (26,597,126)
                                                                   ------------
Net Decrease in Net Assets
   from Operations ...........................                     $ (7,209,159)
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
20 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                  Year Ended       Year Ended
                                                  October 31,      October 31,
                                                     2001             2000
                                                 =============    =============
Increase (Decrease) in Net Assets
from Operations
Net investment income ........................   $  19,387,967    $  13,358,112
Net realized gain (loss) on investment,
   written option and foreign currency
   transactions ..............................     (23,969,266)       2,389,851
Net change in unrealized
   appreciation/depreciation
   of investments and foreign
   currency denominated
   assets and liabilities ....................      (2,627,860)      (8,809,501)
                                                 -------------    -------------
Net increase (decrease) in net assets
   from operations ...........................      (7,209,159)       6,938,462
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A ...................................      (4,508,594)      (3,474,691)
   Class B ...................................     (10,353,118)      (7,484,384)
   Class C ...................................      (2,430,185)      (2,212,954)
   Advisor Class .............................        (124,629)        (186,083)
Distributions in excess of net investment
   income
   Class A ...................................              -0-        (668,564)
   Class B ...................................              -0-      (1,440,068)
   Class C ...................................              -0-        (425,793)
   Advisor Class .............................              -0-         (35,804)
Tax return of capital
   Class A ...................................      (1,757,241)              -0-
   Class B ...................................      (4,035,166)              -0-
   Class C ...................................        (947,174)              -0-
   Advisor Class .............................         (48,574)              -0-
Capital Stock Transactions
Net increase .................................      74,493,336       78,054,991
                                                 -------------    -------------
Total increase ...............................      43,079,496       69,065,112
Net Assets
Beginning of period ..........................     205,919,992      136,854,880
                                                 -------------    -------------
End of period (including undistributed net
   investment income of $1,229,320 at
   October 31, 2000) .........................   $ 248,999,488    $ 205,919,992
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2001

NOTE A

Significant Accounting Policies

Alliance Global Strategic Income Trust, Inc. (the "Fund") was incorporated in the State of Maryland on October 25, 1995 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities market whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value.


--------------------------------------------------------------------------------
22 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Organization Expenses

Organization expenses of approximately $151,270 have been fully amortized on a straight-line basis through January 2001.

4. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares. Advisor Class shares have no distribution fees.

6. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as an adjustment to interest income.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency losses, and a tax return of capital resulted in a net decrease in accumulated net realized loss on investment, written option and foreign currency transactions, a net decrease in distributions in excess of net investment income and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

8. Change in Accounting Principles

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of its Audit and Accounting Guide for Investment Companies (the "Guide"), which is effective for fiscal years beginning after December 15, 2000. The Guide will require the Fund to amortize premiums and discounts on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities by the same amount, and therefore will not impact total net assets. At this time, the analysis of the adjustment has not been completed. Although this adjustment affects the financial statements, adoption of this principle will not affect the amount of distributions paid to shareholders, because the Fund determines its required distributions under Federal income tax laws.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .75 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.90%, 2.60%, 2.60% and 1.60% of the average daily net assets for the Class A, Class B, Class C and Advisor Class shares, respectively.

Pursuant to the Advisory Agreement, the Fund paid $141,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended October 31, 2001.

The Fund compensates Alliance Global Investor Services, Inc. (formerly, Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted


--------------------------------------------------------------------------------
24 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

to $147,723, for the year ended October 31, 2001.

For the year ended October 31, 2001, the Fund's expenses were reduced by $3,357 under an expense offset arrangement with Alliance Global Investor Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $33,687 from the sale of Class A shares and $1,408, $370,040 and $13,323 in contingent deferred sales charges imposed upon redemption by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2001.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and up to 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $10,144,882 and $1,172,274 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $499,418,945 and $435,006,074, respectively, for the year ended October 31, 2001. There were purchases of $230,157,581 and sales of $253,581,831 of U.S. government and government agency obligations for the year ended October 31, 2001.

At October 31, 2001, the cost of investments for federal income tax purposes was $266,801,762. Accordingly, gross unrealized appreciation of investments was $6,286,917 and gross unrealized depreciation of investments was $28,438,731 resulting in net unrealized depreciation of $22,151,814 (excluding foreign currency transactions).

At October 31, 2001, the Fund had a net capital loss carryforward of $24,695,155 of which $2,125,545 expires in the year 2007, $2,393,347 expires in the year 2008 and $20,176,263 expires in the year 2009.

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 25

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At October 31, 2001, the Fund had outstanding forward exchange currency contracts, as follows:

                                         U.S. $
                         Contract      Value on         U.S. $       Unrealized
                           Amount   Origination        Current    Appreciation/
                            (000)          Date          Value   (Depreciation)
                        -------------------------------------------------------
Forward Exchange
  Currency Buy
  Contracts
Euro,
  settling
  11/13/01-12/11/01        10,770   $ 9,771,605   $  9,678,166        $ (93,439)
Japanese Yen,
  settling 11/26/01       306,000     2,503,579      2,501,204           (2,375)
Forward Exchange
  Currency Sale
  Contracts
British Pound,
  settling 11/28/01         2,214     3,202,131      3,213,302          (11,171)
Euro,
  settling
  11/13/01-12/11/01        66,251    59,457,146     59,541,941          (84,795)
Japanese Yen,
  settling
  11/26/01-11/29/01     1,312,271    10,737,089     10,727,889            9,200
Mexican Peso,
  settling 12/13/01        21,580     2,264,045      2,307,147          (43,102)
                                                                      ---------
                                                                      $(225,682)
                                                                      =========


--------------------------------------------------------------------------------
26 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

2. Option Transactions

For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. Transactions in written options for the year ended October 31, 2001 were as follows:

                                                        Number of
                                                        Contracts     Premiums
                                                        =========    ==========
Options outstanding at
   beginning of period .............................           -0-   $       -0-
Options written ....................................        5,000        49,609
Options terminated in closing
   purchase transactions ...........................       (5,000)      (49,609)
                                                        ---------    ----------
Options outstanding at
   October 31, 2001 ................................           -0-   $       -0-
                                                        ---------    ----------

3. Interest Rate Swap Agreements

The Fund enters into currency and interest rate swaps to protect itself from foreign currency and interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 27

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the foreign securities or currencies.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of investments are recorded for financial statement purposes as unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swaps are included in net realized gains on investment transactions. At October 31, 2001, the Fund had no outstanding interest rate swap contracts.

NOTE E

Capital Stock

There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                      -------------------------    ----------------------------
                               Shares                         Amount
                      -------------------------    ----------------------------
                       Year Ended    Year Ended      Year Ended      Year Ended
                      October 31,   October 31,     October 31,     October 31,
                             2001          2000            2001            2000
                      ---------------------------------------------------------
Class A
Shares sold             3,304,434     4,265,395    $ 30,321,280    $ 42,575,861
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           455,086       274,153       4,119,758       2,726,629
-------------------------------------------------------------------------------
Shares converted
  from Class B             52,895        32,886         464,821         329,903
-------------------------------------------------------------------------------
Shares redeemed        (2,484,890)   (2,468,625)    (22,248,062)    (24,418,700)
-------------------------------------------------------------------------------
Net increase            1,327,525     2,103,809    $ 12,657,797    $ 21,213,693
===============================================================================


--------------------------------------------------------------------------------
28 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                      -------------------------    ----------------------------
                               Shares                         Amount
                      -------------------------    ----------------------------
                       Year Ended    Year Ended      Year Ended      Year Ended
                      October 31,   October 31,     October 31,     October 31,
                             2001          2000            2001            2000
                      ---------------------------------------------------------
Class B
Shares sold             9,443,818     6,697,212    $ 86,856,378    $ 66,732,024
-------------------------------------------------------------------------------
Shares issued in
reinvestment of
  dividends and
  distributions           768,953       420,656       6,931,100       4,186,422
-------------------------------------------------------------------------------
Shares converted
  to Class A              (52,920)      (32,919)       (464,821)       (329,903)
-------------------------------------------------------------------------------
Shares redeemed        (3,961,727)   (2,640,142)    (35,383,783)    (26,391,174)
-------------------------------------------------------------------------------
Net increase            6,198,124     4,444,807    $ 57,938,874    $ 44,197,369
===============================================================================

Class C
Shares sold             1,683,748     1,892,511    $ 15,464,610    $ 19,016,409
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           206,997       142,952       1,873,847       1,424,557
-------------------------------------------------------------------------------
Shares redeemed        (1,366,937)     (920,885)    (12,330,426)     (9,223,360)
-------------------------------------------------------------------------------
Net increase              523,808     1,114,578    $  5,008,031    $ 11,217,606
===============================================================================

Advisor Class
Shares sold                46,375       150,322    $    440,722    $  1,506,120
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions            18,253        21,527         166,643         214,479
-------------------------------------------------------------------------------
Shares redeemed          (183,274)      (30,089)     (1,718,731)       (294,276)
-------------------------------------------------------------------------------
Net increase
  (decrease)             (118,646)      141,760    $ (1,111,366)   $  1,426,323
===============================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility ("the Facility") intended to provide for short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2001.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 29

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE G

Restricted Security

                                              Date Acquired         U.S. $ Cost
                                              =============        =============
United Pan Europe Communications
   Convertible Preferred ..................        11/29/00        $   3,000,000

The security shown above is restricted as to resale and has been valued at fair value in accordance with the procedures described in Note A. The Fund will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of this security.

The value of this security at October 31, 2001 was $150,000 representing 0.06% of net assets.


--------------------------------------------------------------------------------
30 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                --------------------------------------------------------------
                                                            Class A
                                --------------------------------------------------------------
                                                    Year Ended October 31,
                                --------------------------------------------------------------
                                     2001        2000        1999        1998           1997
                                --------------------------------------------------------------
Net asset value,
  beginning of period .........   $  9.53     $  9.91     $ 10.18     $ 11.46        $ 10.83
                                --------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) ......       .78         .83         .94         .78(b)         .74(b)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................      (.90)       (.22)       (.22)       (.64)          1.02
                                --------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................      (.12)        .61         .72         .14           1.76
                                --------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........      (.71)       (.83)       (.94)       (.78)          (.75)
Distributions in excess of
  net investment income .......        -0-       (.16)       (.05)       (.28)          (.28)
Distributions from net realized
  gain on investments .........        -0-         -0-         -0-       (.36)          (.10)
Tax return of capital .........      (.27)         -0-         -0-         -0-            -0-
                                --------------------------------------------------------------
Total dividends
  and distributions ...........      (.98)       (.99)       (.99)      (1.42)         (1.13)
                                --------------------------------------------------------------
Net asset value,
  end of period ...............   $  8.43     $  9.53     $  9.91     $ 10.18        $ 11.46
                                ==============================================================
Total Return
Total investment return based
  on net asset value(c)  ......     (1.50)%      6.12%       7.17%       1.00%         16.83%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $57,667     $52,561     $33,813     $24,576        $12,954
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............      1.45%       1.54%       1.77%       1.89%          1.90%
  Expenses, before waivers/
    reimbursements ............      1.45%       1.54%       1.77%       2.08%          4.06%
  Net investment income .......      8.60%       8.32%       9.34%       7.08%(b)       6.56%(b)
Portfolio turnover rate .......       304%        321%        254%        183%           417%

See footnote summary on page 34.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 31

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                ----------------------------------------------------------------
                                                              Class B
                                ----------------------------------------------------------------
                                                      Year Ended October 31,
                                ----------------------------------------------------------------
                                      2001         2000        1999        1998           1997
                                ----------------------------------------------------------------
Net asset value,
  beginning of period .........   $   9.52     $   9.90     $ 10.17     $ 11.46        $ 10.83
                                ----------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) ......        .71          .76         .87         .69(b)         .66(b)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................       (.90)        (.23)       (.22)       (.63)          1.03
                                ----------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................       (.19)         .53         .65         .06           1.69
                                ----------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........       (.65)        (.76)       (.87)       (.69)          (.67)
Distributions in excess of
  net investment income .......         -0-        (.15)       (.05)       (.30)          (.29)
Distributions from net realized
  gain on investments .........         -0-          -0-         -0-       (.36)          (.10)
Tax return of capital .........       (.26)          -0-         -0-         -0-            -0-
                                ----------------------------------------------------------------
Total dividends
  and distributions ...........       (.91)        (.91)       (.92)      (1.35)         (1.06)
                                ----------------------------------------------------------------
Net asset value,
  end of period ...............   $   8.42     $   9.52     $  9.90     $ 10.17        $ 11.46
                                ================================================================
Total Return
Total investment return based
  on net asset value(c)  ......      (2.24)%       5.38%       6.44%        .27%         16.12%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $156,948     $118,356     $79,085     $58,058        $18,855
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............       2.16%        2.27%       2.47%       2.58%          2.60%
  Expenses, before waivers/
    reimbursements ............       2.16%        2.27%       2.47%       2.76%          4.76%
  Net investment income .......       7.85%        7.66%       8.54%       6.41%(b)       5.86%(b)
Portfolio turnover rate .......        304%         321%        254%        183%           417%

See footnote summary on page 34.


--------------------------------------------------------------------------------
32 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                -------------------------------------------------------------
                                                           Class C
                                -------------------------------------------------------------
                                                    Year Ended October 31,
                                -------------------------------------------------------------
                                     2001        2000        1999        1998          1997
                                -------------------------------------------------------------
Net asset value,
  beginning of period .........   $  9.52     $  9.90     $ 10.17     $ 11.46        $10.83
                                -------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) ......       .72         .77         .88         .68(b)        .66(b)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................      (.90)       (.24)       (.23)       (.62)         1.03
                                -------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................      (.18)        .53         .65         .06          1.69
                                -------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........      (.65)       (.76)       (.88)       (.68)         (.67)
Distributions in excess of
  net investment income .......        -0-       (.15)       (.04)       (.31)         (.29)
Distributions from net realized
  gain on investments .........        -0-         -0-         -0-       (.36)         (.10)
Tax return of capital .........      (.26)         -0-         -0-         -0-           -0-
                                -------------------------------------------------------------
Total dividends
  and distributions ...........      (.91)       (.91)       (.92)      (1.35)        (1.06)
                                -------------------------------------------------------------
Net asset value,
  end of period ...............   $  8.43     $  9.52     $  9.90     $ 10.17        $11.46
                                =============================================================
Total Return
Total investment return based
  on net asset value(c)  ......     (2.13)%      5.38%       6.44%        .27%        16.12%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $33,035     $32,345     $22,598     $16,067        $4,388
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............      2.15%       2.25%       2.46%       2.58%         2.60%
  Expenses, before waivers/
    reimbursements ............      2.15%       2.25%       2.46%       2.77%         4.77%
  Net investment income .......      7.90%       7.68%       8.52%       6.43%(b)      5.86%(b)
Portfolio turnover rate .......       304%        321%        254%        183%          417%

See footnote summary on page 34.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 33

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                          --------------------------------------------
                                                         Advisor Class
                                          --------------------------------------------
                                                                        December 18,
                                              Year Ended October 31,      1997(d) to
                                          -----------------------------  October 31,
                                              2001      2000       1999         1998
                                          --------------------------------------------
Net asset value, beginning of period ....   $ 9.53    $ 9.92     $10.18       $11.09
                                          --------------------------------------------
Income From Investment Operations
Net investment income(a) ................      .80       .88        .98          .85(b)
Net realized and unrealized loss on
  investments and foreign
  currency transactions .................     (.89)     (.25)      (.22)        (.84)
                                          --------------------------------------------
Net increase (decrease) in net asset
  value from operations .................     (.09)      .63        .76          .01
                                          --------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ....     (.73)     (.86)      (.98)        (.85)
Distributions in excess of
  net investment income .................       -0-     (.16)      (.04)        (.07)
Tax return capital ......................     (.28)       -0-        -0-          -0-
                                          --------------------------------------------
Total dividends and distributions .......    (1.01)    (1.02)     (1.02)        (.92)
                                          --------------------------------------------
Net asset value, end of period ..........   $ 8.43      9.53     $ 9.92       $10.18
                                          ============================================
Total Return
Total investment return based on
  net asset value(c) ....................    (1.19)%    6.33%      7.58%         .07%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)   $1,350    $2,658     $1,359       $1,133
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ......................     1.13%     1.23%      1.45%        1.58%(e)
  Expenses, before waivers/
    reimbursements ......................     1.13%     1.23%      1.45%        1.77%(e)
  Net investment income .................     8.81%     8.71%      9.52%        7.64%(e)(b)
Portfolio turnover rate .................      304%      321%       254%         183%

(a)   Based on average shares outstanding.

(b)   Net of expenses waived/reimbursed by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(d)   Commencement of distribution.

(e)   Annualized.


--------------------------------------------------------------------------------
34 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                     ---------------------------
                                                     REPORT OF ERNST & YOUNG LLP
                                                     INDEPENDENT AUDITORS
                                                     ---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Alliance Global Strategic Income Trust, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance Global Strategic Income Trust, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Global Strategic Income Trust, Inc. at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
December 7, 2001


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                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 35

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

agency securities

Securities issued by U.S. government-related agencies, such as Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association (also called U.S. Government Agency Securities). However, not all agency securities are guaranteed by the U.S. Government.

asset-backed securities

A security where certain assets or accounts receivable serve as the primary source for the payment of principal and interest on the security. Asset-backed securities may be issued by banks, or non-bank entities, such as credit card companies. Mortgage-related securities are a type of asset-backed security.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the Bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

capital

Cash or goods that are used to generate income. Also, the net worth of a business (the amount by which its assets exceed its liabilities).

G-7 Nations/Countries

Group of seven industrialized nations, including Canada, France, Germany, Italy, Japan, the United Kingdom and the United States.

investment-grade bond

A bond that is rated BBB or higher by a credit agency.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding. NAV can be used in reference to either an individual share or the entire assets of a mutual fund.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


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36 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $421 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 37 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 646 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/01.


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                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 37

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


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38 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Douglas J. Peebles, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Hartman & Co.
40 Water Street
Boston, MA 02109

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

(1)   Member of the Audit Committee.


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                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 39

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


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40 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

Alliance Global Strategic Income Trust
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

  Alliance Capital [LOGO](R)
  The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

GSIFAR1001